SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                December 13, 2002



                              THE PITTSTON COMPANY
             (Exact Name of registrant as specified in its charter)





    Virginia                    1-9148                     54-1317776
 (State or other              (Commission              (I.R.S. Employer
  jurisdiction                 File Number)           Identification No.)
of Incorporation)




1801 Bayberry Court
P. O. Box 18100
Richmond, VA                                                  23226-8100
(Address of principal                                         (Zip Code)
executive offices)


                                  (804)289-9600
              (Registrant's telephone number, including area code)

Item 2        Acquisition or Disposition of Assets

On December 13, 2002, subsidiaries of The Pittston Company consummated the sale of substantially all of their remaining coal assets in Virginia to subsidiaries of Alpha Natural Resources, LLC, an affiliate of First Reserve Corporation, for an aggregate purchase price of approximately $76 million, including $36 million in cash, $24 million in notes and the present value of minimum royalty payments on coal production and an estimated $16 million of assumed liabilities. The purchase price was determined through arm's-length negotiations.

The $24 million fair value of future payments includes an $8 million note for the sale of coal inventory and $16 million for the present value of minimum future royalties to be received within five years. Liabilities assumed by subsidiaries of Alpha Natural Resources, LLC were primarily for the reclamation of Virginia coal mining properties.

Assets sold in the transaction included primarily real property, productive coal mining assets (machinery and equipment) and coal inventory and supplies.


Item 7   Financial Statements, Pro Forma Financial Information and Exhibits

          a)   Financial Statements of Businesses Acquired

               Not  applicable

          b)   Pro Forma Financial Information

     Pro forma effects of the sale of the remaining coal assets in Virginia

     The objective of pro forma financial information is to present information about the continuing impact of a transaction by showing how it might have affected historical financial statements if the transaction had been consummated at an earlier period. The pro forma adjustments below should be read in conjunction with The Pittston Company's historical financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2001, and quarterly report on Form 10-Q for the three and nine months ended September 30, 2002.

     As described in Item 2, subsidiaries of The Pittston Company consummated the sale of substantially all of their remaining coal assets in Virginia to subsidiaries of Alpha Natural Resources, LLC, an affiliate of First Reserve Corporation, for an aggregate purchase price of approximately $76 million.

     A pro forma statement of operations is based on a company's historical results from continuing operations adjusted to reflect the sale transaction as if it had occurred at the beginning of the reporting period. As the disposed business has been classified within discontinued operations in The Pittston Company's previously filed consolidated financial statements, a pro forma statement of operations will not be filed.

     For purposes of reporting a pro forma balance sheet, it is assumed that the sales transaction occurred on the balance sheet date. As the remaining assets and liabilities in Virginia were segregated on the face of the balance sheet within net assets and liabilities of discontinued operations, a limited number of pro forma adjustments are required to The Pittston Company's historical balance sheet on September 30, 2002. Pro forma amounts reported are based on preliminary estimates.

                                                                                                       Pro forma
                                                       Consolidated                                 Consolidated
                                                       September 30              Pro forma          September 30
Unaudited                                                      2002            Adjustments                  2002
-------------------------------------------------------------------------------------------------------------------

Assets
Current assets:
Cash and cash equivalents                                    122.9                   36.0     1
                                                                                     (4.6)    3
                                                                                    (31.4)    4           122.9
Note receivable - inventory                                    -                      8.3     1             8.3
Accounts receivable, net                                     528.3                    -                   528.3
Prepaid expenses and other                                    65.7                    4.0     1            69.7
Deferred income taxes                                         90.9                    -                    90.9
Discontinued operations                                       35.1                  (27.9)    2             7.2
-------------------------------------------------------------------------------------------------------------------
     Total current assets                                    842.9                  (15.6)                827.3

Property and equipment, net                                  828.9                    -                   828.9
Goodwill, net                                                224.3                    -                   224.3
Prepaid pension assets                                       140.6                    -                   140.6
Deferred income taxes                                        234.9                    -                   234.9
Other assets                                                 159.8                   11.7     1           171.5
Discontinued operations                                      101.2                  (51.4)    2            49.8
-------------------------------------------------------------------------------------------------------------------
     Total assets                                          2,532.6                  (55.3)              2,477.3
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Liabilities and shareholders' equity
Current liabilities:
Short-term borrowings                                         37.4                    -                    37.4
Current maturities of long-term debt                          13.8                    -                    13.8
Accounts payable                                             264.5                    -                   264.5
Accrued liabilities                                          537.1                    -                   537.1
Discontinued operations                                       13.3                   (3.0)    1,2
                                                                                     (4.6)    3             5.7
-------------------------------------------------------------------------------------------------------------------
     Total current liabilities                               866.1                   (7.6)                858.5
-------------------------------------------------------------------------------------------------------------------

Long-term debt                                               313.9                  (31.4)    4           282.5
Postretirement benefits
     other than pensions                                     402.4                    -                   402.4
Workers' compensation
     and other claims                                         91.1                    -                    91.1
Deferred revenue                                             128.6                    -                   128.6
Deferred income taxes                                         21.3                    -                    21.3
Other liabilities                                            152.1                    -                   152.1
Discontinued operations                                       31.3                  (16.3)    1,2          15.0
-------------------------------------------------------------------------------------------------------------------
     Total liabilities                                     2,006.8                  (55.3)              1,951.5

Shareholders' equity                                         525.8                    -                   525.8

-------------------------------------------------------------------------------------------------------------------
     Total liabilities and
     shareholders' equity                                  2,532.6                  (55.3)              2,477.3
-------------------------------------------------------------------------------------------------------------------

On December 23, 2002, The Pittston Company announced that its previously announced agreement to dispose of certain of its subsidiaries' coal mining assets in West Virginia had been terminated. As a result, the remaining Company-operated active mining operations will cease by the end of 2002. The pro forma adjustments presented do not reflect the cessation of operations in West Virginia.

Pro forma adjustments:

          1. To record proceeds of sale, including cash, note receivable, the present value of future minimum royalties to be received and liabilities assumed by purchaser.

          2. To remove the net assets of the sold Virginia coal mining business

          3.   To reflect repayment of capital lease.

          4.   To reflect repayment of debt with remaining cash proceeds.

          c)   Exhibits
               See  Exhibit Index




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  THE PITTSTON COMPANY
                                      (Registrant)



                                  By  /s/ Robert T. Ritter
                                    ------------------------------------------
                                      Robert T. Ritter
                                      Vice President and Chief Financial Officer


Dated: December 30, 2002

                                  EXHIBIT INDEX

We omitted the schedules and exhibits referenced in the attached Agreements in accordance with Item 601(b)(2) of regulation S-K. In accordance with Item 601(b)(2) of regulation S-K, we will furnish a copy of any omitted schedule and/or exhibit supplementally to the Securities and Exchange Commission upon request.

     2.1 Asset Purchase Agreement, dated as of October 29, 2002, by and between Pittston Coal Company and Dickenson-Russell Coal Company, LLC ("APA No. 1")

     2.2 Amendment to APA No. 1, dated as of December 13, 2002, by and between Pittston Coal Company and Dickenson-Russell Coal Company, LLC

     2.3 Indemnification and Guaranty Agreement, dated as of December 13, 2002, by and among Pittston Coal Company, The Pittston Company, Alpha Natural Resources, LLC and Dickenson-Russell Coal Company, LLC

     2.4 Cooperation Agreement, dated as of December 13, 2002, by and between Pittston Coal Company and Dickenson-Russell Coal Company, LLC

     2.5 Asset Purchase Agreement, dated as of October 29, 2002, by and between Pittston Coal Company and Paramont Coal Company Virginia, LLC ("APA No. 2")

     2.6 Amendment to APA No. 2, dated as of December 13, 2002, by and between Pittston Coal Company and Paramont Coal Company Virginia, LLC

     2.7 Indemnification and Guaranty Agreement, dated as of December 13, 2002, by and among Pittston Coal Company, The Pittston Company, Alpha Natural Resources, LLC and Paramont Coal Company Virginia, LLC

     2.8 Cooperation Agreement, dated December 13, 2002, by and between Pittston Coal Company and Paramont Coal Company Virginia, LLC

     2.9 Asset Purchase Agreement, dated as of October 29, 2002, by and between Pittston Coal Company and Alpha Land and Reserves, LLC ("APA No. 3")

     2.10 Amendment to APA No. 3, dated as of December 13, 2002, by and between Pittston Coal Company and Alpha Land and Reserves, LLC

     2.11 Indemnification and Guaranty Agreement, dated as of December 13, 2002, by and among Pittston Coal Company, The Pittston Company, Alpha Natural Resources, LLC and Alpha Land and Reserves, LLC

     2.12 Asset Purchase Agreement, dated as of October 29, 2002, by and between Pittston Coal Company and Alpha Coal Sales Co., LLC ("APA No. 4")

     2.13 Amendment to APA No. 4, dated as of December 13, 2002, by and between Pittston Coal Company and Alpha Coal Sales Co., LLC

     2.14 Indemnification and Guaranty Agreement, dated as of December 13, 2002, by and among Pittston Coal Company, The Pittston Company, Alpha Natural Resources, LLC and Alpha Coal Sales Co., LLC

     2.15 Asset Purchase Agreement, dated as of October 29, 2002, by and between Pittston Coal Company and Alpha Terminal Company, LLC ("APA No. 5")

     2.16 Amendment to APA No. 5, dated as of December 13, 2002, by and between Pittston Coal Company and Alpha Terminal Company, LLC

     2.17 Indemnification and Guaranty Agreement, dated as of December 13, 2002, by and among Pittston Coal Company, The Pittston Company, Alpha Natural Resources, LLC and Alpha Terminal Company, LLC

     2.18 Asset Purchase Agreement, dated as of October 29, 2002, by and between Pittston Coal Company and Maxxim Rebuild Co., LLC ("APA No. 6")

     2.19 Amendment to APA No. 6, dated as of December 13, 2002, by and between Pittston Coal Company and Maxxim Rebuild Co., LLC

     2.20 Indemnification and Guaranty Agreement, dated as of December 13, 2002, by and among Pittston Coal Company, The Pittston Company, Alpha Natural Resources, LLC and Maxxim Rebuild Co., LLC

     2.21 Cooperation Agreement, dated as of December 13, 2002, by and between Pittston Coal Company and Maxxim Rebuild Co., LLC